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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 27, 2007




                           CAPITAL LEASE FUNDING, INC.
             (Exact name of registrant as specified in its charter)


      Maryland                        1-32039                   52-2414533

(State or other jurisdiction        (Commission              (I.R.S. Employer
of incorporation)                   File Number)             Identification No.)


1065 Avenue of the Americas, New York, NY                              10018

(Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (212) 217-6300



         (Former name or former address, if changed since last report.)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
        [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
        [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
        [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02         Results of Operations and Financial Condition.

         This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by Capital Lease Funding, Inc. (the "Company") insofar as they disclose historical information regarding the Company's results of operations or financial condition for the three months and year ended December 31, 2006.

         On February 27, 2007, the Company issued a press release announcing its financial results for the three months and year ended December 31, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01      Financial Statements and Exhibits.

        (c) Exhibits

         Exhibit              Description
         -------              -----------

         99.1                 Press Release of Capital Lease Funding, Inc. dated
                              February 27, 2007


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CAPITAL LEASE FUNDING, INC.

                                                BY: /S/ PAUL C. HUGHES
                                                ----------------------
                                                 Paul C. Hughes
                                                 Vice President, General Counsel
                                                 and Corporate Secretary



DATE: February 27, 2007

                                  EXHIBIT INDEX

         Exhibit              Description
         -------              -----------

         99.1                 Press Release of Capital Lease Funding, Inc. dated
                              February 27, 2007